Exhibit 10.54
ASSUMPTION, RATIFICATION AND CONFIRMATION AGREEMENT
     THIS ASSUMPTION, RATIFICATION AND CONFIRMATION AGREEMENT, dated as of January 1, 2008 (this “Agreement”) is by PLAINS MIDSTREAM CANADA ULC, an Alberta unlimited liability company (“Plains Midstream Canada”), in favor of the Lender Parties under that certain Second Amended and Restated Credit Agreement [US/Canada] dated as of July 31, 2006 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of July 31, 2007, and from time to time amended, the “Credit Agreement”), by and among Plains All American Pipeline, L.P., as US Borrower, PMC (Nova Scotia) Company, Plains Marketing Canada, L.P. and Rangeland Pipeline Company (“RPC”), as Canadian Borrowers, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent, and the Lenders a party thereto. Terms used and not defined herein shall have the meanings given them in the Credit Agreement.
W I T N E S S E T H
     WHEREAS, US Borrower formed Plains Midstream Canada, and effective as of the date hereof Plains Midstream Canada has succeeded to the assets and liabilities of (i) RPC, Rangeland Northern Pipeline Company (“RNPC”) and Rangeland Marketing Company (“RMC”, and together with RPC and RNPC, collectively, the “Rangeland Entities”), and (ii) the immediate parent entity of the Rangeland Entities, PEG Canada, LP (“PEG”). The transfer of such assets and liabilities took place pursuant to a succession of substantially concurrent transactions consummated effective as of the date hereof (the “Rangeland Transactions”); and
     WHEREAS, immediately prior to the Rangeland Transactions, RPC was a Canadian Borrower, and upon consummation of the Rangeland Transactions, Plains Midstream Canada is intended to replace RPC as a Canadian Borrower; and
     WHEREAS, Lender Parties (i) consented to (A) the Rangeland Transactions, (B) the transfer by RPC of all of its assets to Plains Midstream Canada, (C) the transfer by RPC of all of its rights and obligations under the Loan Documents to Plains Midstream Canada, (D) the dissolution of RPC after such transfers, and (E) the substitution of Plains Midstream Canada as a Canadian Borrower with the rights and obligations under the Loan Documents as held by RPC immediately prior to its transfer of assets to Plains Midstream Canada, such that Plains Midstream Canada shall continue as a Canadian Borrower, with all references to RPC in any and all Loan Documents thereafter referring, mutatis mutandis, instead to Plains Midstream Canada, and (ii) waived any Default or Event of Default caused thereby pursuant to, subject to the terms and conditions set forth in, that certain Limited Consent and Waiver dated December 20, 2007 (the “Limited Consent”); and
     WHEREAS, it is a condition to the Limited Consent that contemporaneous with the consummation of the Rangeland Transactions, Administrative Agent shall receive an assumption, ratification and confirmation by Plains Midstream Canada expressly assuming, ratifying and confirming any and all Obligations of RPC under any and all Loan Documents, consented to by Guarantors.

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     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Plains Midstream Canada hereby agrees with Lender Parties as follows:
ARTICLE I. ASSUMPTION, RATIFICATION AND CONFIRMATION
     Section 1.1. Assumption, Ratification and Confirmation. Plains Midstream Canada hereby unconditionally assumes, and shall hereafter pay, perform and discharge, all Obligations of RPC under the Credit Agreement and the other Loan Documents, including any and all Obligations of RPC in its capacity as a Canadian Borrower under the Credit Agreement. Plains Midstream Canada hereby ratifies and confirms each such Obligation and confirms that (i) any and all such Obligations constitute the legal, valid and binding obligations of Plains Midstream Canada, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and general principles of equity, and (ii) all rights of Lender Parties under the Loan Documents are preserved unimpaired by the Rangeland Transactions, and all Obligations of RPC under the Loan Documents attach to Plains Midstream Canada and may be enforced against Plains Midstream Canada to the same extent as if said Obligations had been incurred or contracted by Plains Midstream Canada.
     Section 1.2. Rangeland References. As consented to by Lenders pursuant to the Limited Consent, Plains Midstream Canada, US Borrower, the other Canadian Borrowers, Administrative Agent and Canadian Agent hereby acknowledge and agree that any and all references to “Rangeland” or “RPC” in any and all Loan Documents shall hereafter refer, mutatis mutandis, instead to Plains Midstream Canada.
ARTICLE II. REPRESENTATIONS AND WARRANTIES
     Section 2.1. Representations and Warranties of Borrowers. In order to induce Administrative Agent and Lender Parties to accept this Agreement, US Borrower, with respect to itself and its Subsidiaries, and the Canadian Borrowers, represent and warrant to Administrative Agent and each Lender Party that:
     (a) The representations and warranties contained in Article V of the Credit Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, then in each case such other date. No Default or Event of Default exists as of the date hereof and after giving effect hereto. No Material Adverse Change has occurred since December 31, 2006.
     (b) Each Restricted Person is duly authorized to execute and deliver this Agreement, to the extent a party hereto, and US Borrower and each Canadian Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person a party hereto has duly taken all action necessary to authorize the execution and delivery of this Agreement and to authorize the performance of its obligations hereunder.

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     (c) The execution and delivery by each Restricted Person of this Agreement, to the extent a party hereto, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of any Law applicable to it or of the organizational documents of such Restricted Person, or of any judgment, order or material license or permit applicable to or binding upon any Restricted Person, (ii) result in the acceleration of any Indebtedness owed by it, or (iii) result in the creation of any consensual Lien upon any of its material assets or properties of any Restricted Person, except Permitted Liens, or , without duplication, as expressly contemplated in, or permitted by, the Loan Documents. Except for those which have been duly obtained, or, without duplication, as are expressly contemplated in , or permitted by the Loan Documents, disclosed in the Disclosure Schedule or disclosed pursuant to Section 6.4 of the Credit Agreement, no consent, approval, authorization or order of any Governmental Authority is required on the part of any Restricted Person a party thereto pursuant to the provisions of any material Law applicable to it as a condition to its execution and delivery by each Restricted Person of this Agreement and the performance of its obligations hereunder, to the extent a party hereto, or to consummate the transactions contemplated hereby.
     (d) When duly executed and delivered, this Agreement and each of the Loan Documents, as amended hereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party hereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors’ rights generally and general principles of equity).
ARTICLE III. MISCELLANEOUS
     Section 3.1. Ratification of Agreements. The Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Agreement, are hereby ratified and confirmed in all respects by US Borrower and each Canadian Borrower. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Agreement also. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     Section 3.2. Ratification of Security Documents. Borrowers, Administrative Agent, Canadian Administrative Agent and Lenders each acknowledges and agrees that any and all Obligations, including Canadian Loans to Plains Midstream Canada, are guarantied by the respective Guarantors.
     Section 3.3. Survival of Agreements. All representations, warranties, covenants and agreements of each Restricted Person a party hereto shall survive the execution and delivery of this Agreement and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or

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agreements and covenants of, Borrower and each Canadian Borrower under this Agreement and under the Credit Agreement.
     Section 3.4. Loan Documents. This Agreement is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     Section 3.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.
     Section 3.6. Counterparts. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.

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     IN WITNESS WHEREOF, this Assumption, Ratification and Confirmation Agreement is executed as of the date first written above and effective as of the date hereof immediately following the consummation of the Rangeland Transactions.

PLAINS MIDSTREAM CANADA ULC
By:	/s/ Al Swanson
Al Swanson
Vice President and Treasurer

PLAINS ALL AMERICAN PIPELINE, L.P., US Borrower By: PAA GP LLC, its general partner
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

PMC (NOVA SCOTIA) COMPANY, a Canadian Borrower
By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS MARKETING CANADA, L.P., a Canadian Borrower By: PMC (Nova Scotia) Company, its general partner
By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS ALL AMERICAN PIPELINE, L.P., Guarantor By: PAA GP LLC, its general partner
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

AGREED AND ACCEPTED: BANK OF AMERICA, N.A., Administrative Agent
By:	/s/ Todd Mac Neill
	Name:	Todd Mac Neill
	Title:	Vice President

BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent
By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

CONSENT AND AGREEMENT
     Each of the undersigned Guarantors hereby consents to the provisions of this Agreement and the execution and delivery of Canadian Notes by Plains Midstream Canada, and the transactions contemplated herein and therein and hereby and thereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations of US Borrower and each Canadian Borrower, including Plains Midstream Canada, arising under or in connection with the Credit Agreement and the Notes, including Canadian Notes issued by Plains Midstream Canada, are Obligations and are guarantied indebtedness under such Guarantor’s Guaranty, (ii) ratifies and confirms its Guaranty made by it for the benefit of Administrative Agent and Lenders, and (iii) expressly acknowledges and agrees that such Guarantor guarantees all indebtedness, liabilities and obligations of US Borrower and each Canadian Borrower, including Plains Midstream Canada, arising under or in connection with the Credit Agreement and the Notes, including Canadian Notes issued by Plains Midstream Canada, pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PLAINS MARKETING, L.P. PLAINS PIPELINE, L.P. By: Plains Marketing GP Inc., its General Partner
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

PAA FINANCE CORP. PMC (NOVA SCOTIA) COMPANY
By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS MARKETING GP INC.
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

PLAINS MARKETING CANADA LLC PICSCO LLC PLAINS LPG SERVICES GP LLC By: Plains Marketing, L.P., its Sole Member By: Plains Marketing GP Inc., its General Partner
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

PLAINS MARKETING CANADA, L.P. By: PMC (Nova Scotia) Company, its General Partner

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

BASIN PIPELINE HOLDINGS, L.P. By: Basin Holdings GP LLC, its General Partner By: Plains Pipeline, L.P., its Sole Member By: Plains Marketing GP Inc., its General Partner
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

RANCHO PIPELINE HOLDINGS, L.P. By: Rancho Holdings GP LLC, its General Partner By: Plains Pipeline, L.P., its Sole Member By: Plains Marketing GP Inc., its General Partner
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

BASIN HOLDINGS GP LLC RANCHO HOLDINGS GP LLC By: Plains Pipeline, L.P., its Sole Member By: Plains Marketing GP Inc., its General Partner
By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS LPG SERVICES, L.P. PLAINS LPG MARKETING LP By: Plains LPG Services GP LLC, its General Partner By: Plains Marketing, L.P., its Sole Member By: Plains Marketing GP Inc., its General Partner
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

LONE STAR TRUCKING, LLC
By:   Plains LPG Services, L.P., its Sole Member
By:   Plains LPG Services GP LLC, its General Partner
By:   Plains Marketing, L.P., its Sole Member
By:   Plains Marketing GP Inc., its General Partner

By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

PLAINS MARKETING INTERNATIONAL LP By: PICSCO LLC, its General Partner By: Plains Marketing, L.P., its Sole Member By: Plains Marketing GP Inc., its General Partner
By:	/s/ Al Swanson
Al Swanson
Senior Vice President-Finance and Treasurer

PEG CANADA GP LLC
PACIFIC ENERGY GROUP LLC
PACIFIC MARKETING AND TRANSPORTATION LLC
ROCKY MOUNTAIN PIPELINE SYSTEM LLC
RANCH PIPELINE LLC
PACIFIC ATLANTIC TERMINALS LLC
PACIFIC L.A. MARINE TERMINAL LLC
AURORA PIPELINE COMPANY LTD.
PACIFIC ENERGY FINANCE CORPORATION

By:	/s/ Al Swanson
Al Swanson
Vice President-Finance and Treasurer